UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2006

       CONCORDE CAREER COLLEGES, INC.
(Exact name of registrant as specified in its charter)

Delaware - (State or Other Jurisdiction of Incorporation)

Commission File No. 0-16992                                     IRS Employer Identification Number - 43-1440321

5800 Foxridge, Suite 500, Mission, Kansas ,            66202
(Address of Principal Executive Office)          (Zip Code)

Registrant’s telephone number, including area code:  (913) 831-9977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 21, 2006, Dean Brownhill, Vice President Campus Operations, is no longer employed with Concorde Career Colleges, Inc. Mr. Brownhill is pursuing other opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                         CONCORDE CAREER COLLEGES, INC.
                                                                                                                  DATED:  February 22, 2006

                                                                                                                  By:
                                                                                                              Jack L. Brozman, Chief Executive Officer

                                                                                                                  By:
                                                                                                               Paul R. Gardner, Chief Financial Officer